ALLIANCE MULTI-MARKET STRATEGY TRUST

ANNUAL REPORT
OCTOBER 31, 1996



LETTER TO SHAREHOLDERS               ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

December 16, 1996

Dear Shareholder:

Slow worldwide economic growth, combined with extremely low inflation, have provided an attractive environment for global bond investments. In the non-dollar developed markets, fixed income returns have been very strong throughout the fiscal year. The dollar-denominated markets of Canada and Australia produced excellent returns, as did the higher yielding European markets of Italy, Spain and Sweden.

INVESTMENT RESULTS
In spite of sluggish domestic bond market returns, the emerging market and non-U.S. bond markets continued their strong performance over the past six months. We are pleased to report that Alliance Multi-Market Strategy Trust was well positioned to capitalize on gains in both of these sectors and posted strong positive returns in both the six- and twelve-month periods ended October 31, 1996, as shown in the table below. For comparison, we have shown the performance for the short maturity U.S. government bond market, represented by the unmanaged Merrill Lynch (ML) 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects performance of 35 funds. This peer group has generally similar investment objectives to Multi-Market Strategy Trust, though investment policies for the various funds may differ.

                                                            TOTAL RETURN
                                                   PERIOD ENDED OCTOBER 31,1996
                                                       6 MONTHS    12 MONTHS
                                                      ----------  -----------
ALLIANCE MULTI-MARKET STRATEGY TRUST
  Class A                                                7.63%       16.37%
  Class B                                                7.16%       15.35%
  Class C                                                7.17%       15.36%
MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX             3.75%        5.91%
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE     5.20%        9.44%


TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1996; ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3. THE MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED.


As of October 31, 1996, the Fund's net assets were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY
COUNTRY               PORTFOLIO %
-------               -----------
U.S.                      25.2%
Sweden                    11.5%
Australia                  9.6%
Germany                    9.0%
Mexico                     6.6%
Finland                    6.5%
Denmark                    6.0%
Spain                      5.3%
United Kingdom             4.4%
Czech Republic             4.4%
New Zealand                4.4%
Italy                      3.9%
Canada                     3.2%


MARKET REVIEW
The Japanese economy produced what proved to be an unsustainably large growth rate of 12.2% in the first quarter of 1996. Growth has since slowed precipitously, and the Japanese authorities have continued their policy of leaving official interest rates at the extremely low level of 0.50%. To ensure that the Japanese economic recovery will be sustainable, authorities are willing to err on the cautious side, potentially leaving rates too low for too long. Two consequences have arisen in direct response to this policy of artificially low rates in Japan. First, the Japanese yen has continued to weaken, falling by another 8.5% over the past six months. Second, these low rates have created a large build-up of liquidity which has spilled over into the global markets, improving investment returns in many different asset classes.

The strong performance of both the Australian and Canadian markets has been most impressive given the relatively poor performance of the U.S. Treasury market. Historically, the Australian and Canadian markets have not performed well in an environment of low Treasury prices. However, lower growth and inflation rates combined with drastic fiscal tightening and improvements in their respective trade accounts have allowed for significant interest rate cuts in Australia and Canada, even though the U.S. Federal Reserve has not lowered U.S.


1



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

rates at all. In fact, official rates in Canada are currently more than 2.0% below rates in the United States. Given the high unemployment rates and large output gaps in these markets, we believe inflation will remain controlled. Therefore, Australian and Canadian securities should continue to outperform U.S. debt.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. This has brought about a period of severe fiscal retrenchment in Europe, even though many of their economies remain sluggish. With fiscal policy so restrained, monetary policy, in the form of lower interest rates, has been the only macroeconomic tool authorities have to stimulate growth. This combination of tight fiscal policy and loose monetary policy has led to stronger bond markets and weaker currencies. The U.S. dollar has performed quite well against the core European currencies over the last six months and we anticipate a continuation of this for the foreseeable future.

As European nations get closer and closer to forming a single currency, their bond yields have begun to converge. We believe that monetary union will, in fact, take place over the next few years and that this convergence will continue. From time-to-time, market volatility is likely to lead to short-term divergence in European yield spreads, and we will look to opportunistically add to the portfolio's positions during these periods.

The Swiss economy continues to remain very weak. This has been caused, in part, by the tremendous overvaluation of the Swiss franc. In September, the Swiss National Bank cut their official discount rate to 1.0% in an attempt to weaken the franc and relieve the ailing Swiss economy. The interest rate cut has succeeded in reining in the franc, and the portfolio has benefited from this move. We have used the Swiss franc as a hedge currency versus our other European exposure, and will continue to do so as it provides a positive yield advantage and depreciation potential.

U.S. ECONOMIC OUTLOOK
Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Thus, the portfolio currently has significant exposure to the European bond markets. However, if the Clinton Administration and Congress pass a credible balanced budget for the next several years, the domestic fixed income market will be revived. If a balanced budget is passed, the portfolio's exposure to the U.S. market will be increased accordingly.

The economic fundamentals in the U.S., however, continue to be the strongest of any country in the developed world. Low unemployment, high capacity utilization rates, and GDP growth very close to potential are restraining bond market returns in the U.S. European, Australian and Canadian fixed income markets offer greater potential for price appreciation at this time.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Trust's investment results in coming periods.

Sincerely,

John D. Carifa
Chairman and President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES    ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. dollar.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    16.37%         11.47%
 . Five Years                   2.35%          1.46%
 . Since Inception*             2.84%          2.03%
 . SEC Yield**                  5.83%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    15.35%         12.34%
 . Five Years                   1.54%          1.54%
 . Since Inception*             2.03%          2.03%
 . SEC Yield**                  5.38%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    15.36%         14.36%
 . Since Inception*             2.51%          2.51%
 . SEC Yield**                  5.38%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares -- with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end sales charges, but are subject to a 1 year 1% contingent deferred sales charge for shares purchased on or after July 1, 1996. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/29/91 Class A and Class B; 5/3/93 Class C.
**   Yields are for the 30 days ended October 31, 1996.


3



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

ALLIANCE MULTI-MARKET STRATEGY TRUST
$10,000 INVESTMENT OVER LIFE OF FUND:
5/31/91 TO 10/31/96

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

ML 1-3 YEAR
GOV'T INDEX

LIPPER SHORT WORLD
MULTI-MARKET INCOME
FUNDS AVERAGE

MULTI-MARKET STRATEGY TRUST
CLASS A: $11,152

5/31/91                 10/31/96


This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from inception) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-3 Year Government Index is composed of U.S. Treasury Securities with maturities of one to three years. The Lipper Short World Multi-Market Income Funds Average reflects performance of 35 funds that invest in non-U.S. dollar and U.S. dollar debt instruments. The funds tracked by Lipper Analytical Services have generally similar investment objectives to Alliance Multi-Market Strategy Trust, though some of the funds may have somewhat different investment policies.

When comparing Alliance Multi-Market Strategy Trust to the Merrill Lynch 1-3 Year Government Index, you should note that no charges or expenses are reflected in the performance of the index. The Lipper average assumes deduction of maximum sales charges where applicable.


Multi-Market Strategy Trust
ML1-3 Year Gov't Index
Lipper Short World Multi-Market Income Funds Average


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-9.8%
GOVERNMENT OBLIGATION-5.0%
Republic of Australia
  13.00%, 7/15/00 (a)                     AU$     8,300      $ 7,876,359

DEBT OBLIGATIONS-4.8%
Deutsche Bank AG
  6.00%, 7/05/00 (a)                             10,000        7,603,558
Total Australian Securities
  (cost $14,918,884)                                          15,479,917

CANADA-3.3%
GOVERNMENT OBLIGATION-3.3%
Government of Canada
  7.50%, 3/01/01 (a)
  (cost $4,818,338)                       CA$     6,500        5,236,064

CZECH REPUBLIC-4.5%
DEBT OBLIGATIONS-4.5%
ING Baring Securities
  11.00%, 5/29/97 (b)                     CZK    77,000        2,852,806
International Bank For Reconstruction
  & Development 11.50%, 10/09/97                115,000        4,279,915
Total Czech Republic Securities
  (cost $7,062,497)                                            7,132,721

DENMARK-6.1%
GOVERNMENT OBLIGATION-6.1%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $9,941,782)                       DKK    50,000        9,699,112

FINLAND-6.7%
GOVERNMENT OBLIGATION-6.7%
Republic of Finland
  10.00%, 9/15/01 (a)
  (cost $10,531,868)                      FIM    40,000       10,589,906

GERMANY-9.2%
DEBT OBLIGATIONS-9.2%
Dresdner Finance
  6.50%, 5/22/00 (a)                      DEM    10,000        7,005,086
SMM Trust Co., Ltd. FRN
  3.4625%, 11/22/96 (a) (c)                       4,000        2,641,654
Union Bank of Switzerland
  6.50%, 5/02/00 (a)                              7,000        4,903,560
Total German Securities
  (cost $15,321,544)                                          14,550,300

ITALY-4.0%
GOVERNMENT OBLIGATION-4.0%
Republic of Italy
  9.50%, 5/01/01 (a)
  (cost $5,947,947)                       ITL 8,800,000        6,264,047

MEXICO-6.8%
GOVERNMENT OBLIGATION-6.8%
Mexican Treasury Bills
  32.53%, 1/02/97 (a) (d)                 MXP    40,861        4,841,719
  33.00%, 12/26/96 (a) (d)                       49,172        5,857,164
Total Mexican Securities
  (cost $11,293,704)                                          10,698,883

NEW ZEALAND-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of New Zealand
  9.00%, 11/15/96 (a)
  (cost $6,594,245)                       NZ$    10,000        7,074,500

SPAIN-5.4%
GOVERNMENT OBLIGATION-5.4%
Government of Spain
  10.10%, 2/28/01 (a)
  (cost $8,446,222)                       ESP   990,000        8,629,697

SWEDEN-11.8%
GOVERNMENT OBLIGATION-11.8%
Kingdom of Sweden
  10.25%, 5/05/00 (a)                     SEK    39,700        6,822,804
  13.00%, 6/15/01 (a)                            62,000       11,842,218
Total Swedish Securities
  (cost $17,940,489)                                          18,665,022


5


PORTFOLIO OF INVESTMENTS
(CONTINUED)                          ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-4.5%
GOVERNMENT OBLIGATION-4.5%
U.K. Treasury Gilts 10.00%, 2/26/01
  (cost $7,138,559)                       GBP     4,000     $  7,171,156

UNITED STATES-25.7%
GOVERNMENT OBLIGATION-11.5%
U.S. Treasury Note
  6.375%, 9/30/01 (a)                     US$    18,000       18,210,942

DEBT OBLIGATIONS-9.0%
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01 (a)                              5,000        4,920,500
Bayerische Vereinsbank Finansiering
  8.125%, 1/27/00 (a)                             7,000        7,360,500
SMM Trust Co., Ltd. FRN
  5.625%, 11/22/96 (a) (c)                        2,000        1,999,800
                                                            -------------
                                                              14,280,800

TIME DEPOSIT-5.2%
Societe Generale
  5.65%, 11/01/96                                 8,300        8,300,000
Total United States Securities
  (cost $40,784,856)                                          40,791,742

TOTAL INVESTMENTS-102.3%
  (cost $160,740,935)                                        161,983,067
Other assets less liabilities-(2.3%)                          (3,703,948)

NET ASSETS-100%                                             $158,279,119


(a) Securities, or portion thereof, with an aggregate market value of $139,379,190 have been segregated to collateralize forward exchange currency contracts.

(b) The redemption value of this security is indexed to the spread between the Czech Crown and the U.S. dollar exchange.

(c)  Stated interest rate in effect at October 31, 1996.

(d)  Annualized yield to maturity at purchase date.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $160,740,935)         $161,983,067
  Cash                                                                  44,308
  Interest receivable                                                4,421,543
  Receivable for capital stock sold                                    210,506
  Unrealized appreciation of forward exchange currency contracts       144,236
  Unrealized appreciation of swap contracts                            103,838
  Receivable for investment securities sold                             77,073
  Total assets                                                     166,984,571

LIABILITIES
  Payable for investment securities purchased                        7,335,427
  Payable for capital stock redeemed                                   564,667
  Dividend payable                                                     410,160
  Distribution fee payable                                              94,417
  Advisory fee payable                                                  81,505
  Accrued expenses and other liabilities                               219,276
  Total liabilities                                                  8,705,452

NET ASSETS                                                        $158,279,119

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     21,906
  Additional paid-in capital                                       178,047,430
  Undistributed net investment income                                2,010,110
  Accumulated net realized loss on investments, swaps,
    and foreign currency transactions                              (23,295,070)
  Net unrealized appreciation of investments, swaps, and
    foreign currency denominated assets and liabilities              1,494,743
                                                                  $158,279,119

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($68,775,540/
     9,518,778 shares of capital stock issued and outstanding)           $7.23
  Sales charge--4.25% of public offering price                             .32
  Maximum offering price                                                 $7.55

  CLASS B SHARES
  Net asset value and offering price per share ($88,427,280/
    12,238,412 shares of capital stock issued and outstanding)           $7.23

  CLASS C SHARES
  Net asset value and offering price per share ($1,076,299/
    148,955 shares of capital stock issued and outstanding)              $7.23


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996          ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $55,479)               $17,249,350

EXPENSES
  Advisory fee                                        $1,030,962
  Distribution fee - Class A                             212,119
  Distribution fee - Class B                           1,003,153
  Distribution fee - Class C                               7,928
  Transfer agency                                        416,952
  Custodian                                              252,581
  Loan commitment fees (see note E)                      176,189
  Administrative                                         157,818
  Audit and legal                                        140,157
  Registration                                            35,799
  Printing                                                35,610
  Amortization of organization expenses                   27,939
  Directors' fees                                         22,392
  Miscellaneous                                           18,438
  Total expenses                                                      3,538,037
  Net investment income                                              13,711,313

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment and swap transactions               3,872,885
  Net realized gain on foreign currency transactions                  5,093,067
  Net change in unrealized appreciation (depreciation) of:
    Investment and swap transactions                                    866,009
    Foreign currency denominated assets and liabilities               1,655,712
  Net gain on investments                                            11,487,673

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $25,198,986


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                                                     YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 13,711,313   $ 16,952,551
  Net realized gain (loss) on investments, swaps
    and foreign currency transactions                 8,965,952    (44,131,178)
  Net change in unrealized appreciation
    (depreciation) of investments, swaps, and
    foreign currency denominated assets and
    liabilities                                       2,521,721      6,324,586
  Net increase (decrease) in net assets from
    operations                                       25,198,986    (20,854,041)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (6,739,295)            -0-
    Class B                                          (8,667,262)            -0-
    Class C                                             (68,303)            -0-
  Tax return of capital
    Class A                                                  -0-    (6,001,336)
    Class B                                                  -0-   (13,227,764)
    Class C                                                  -0-       (77,659)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (45,618,195)   (53,199,891)
  Total decrease                                    (35,894,069)   (93,360,691)

NET ASSETS
  Beginning of year                                 194,173,188    287,533,879
  End of year (including undistributed net
    investment income of $2,010,110, and $21,359
    respectively)                                  $158,279,119   $194,173,188


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $243,000 have been deferred and were amortized on a straight-line basis through May 1996.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATION OF NET ASSETS
As of October 31, 1996, the Fund, reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated net realized loss on investments, swaps and foreign currency transactions of $11,927,525, and a net increase to undistributed net investment income and additional paid-in capital of


10



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

$3,752,298 and $8,175,227 respectively. These reclassifications were the result of permanent book to tax differences resulting primarily from foreign currency gains and purchased capital loss carryforwards. Net assets were not affected by the change.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $157,818 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $234,551 for the year ended October 31, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,744 from the sale of Class A shares and $16,503 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended October 31, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,610,982 and $454,910 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $302,633,916 and $293,908,569 respectively, for the year ended October 31, 1996. There were purchases of $18,021,563 of U.S. Government and government agency obligations for the year ended October 31, 1996.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1996, the Fund had outstanding forward exchange currency contracts, as follows:

                              CONTRACT    VALUE ON     U.S. $      UNREALIZED
                               AMOUNT   ORIGINATION    CURRENT    APPRECIATION
                                (000)       DATE        VALUE    (DEPRECIATION)
                              --------  -----------  ----------- --------------
FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollars,
  expiring 11/18/96             6,455   $ 4,819,324  $ 4,819,229     $   (95)
Deutsche Marks,
  expiring 1/27/97             15,874    10,478,190   10,543,224      65,034
Netherlands Guilder,
  expiring 11/05/96            14,573     8,596,589    8,588,054      (8,535)
Polish Zloty,
  expiring 4/11/97              7,600     2,555,739    2,547,624      (8,115)


12



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                               CONTRACT   VALUE ON     U.S. $      UNREALIZED
                                AMOUNT  ORIGINATION    CURRENT    APPRECIATION
                                 (000)      DATE        VALUE    (DEPRECIATION)
                               -------- -----------  ----------- --------------
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars,
  expiring 11/07/96             19,262  $15,286,601  $15,262,014    $ 24,587
Canadian Dollars,
  expiring 11/18/96              6,456    4,722,726    4,819,229     (96,503)
Deutsche Marks,
  expiring 11/25/96-4/11/97     35,662   23,736,672   23,669,544      67,128
Finnish Markka,
  expiring 1/17/97              68,411   14,979,504   15,166,546    (187,042)
Italian Lira,
  expiring 11/27/96          9,200,000    5,999,700    6,057,728     (58,028)
Japanese Yen,
  expiring 11/07/96            775,470    6,986,216    6,818,295     167,921
Netherlands Guilder,
  expiring 11/05/96-2/04/97     29,146   17,454,029   17,229,581     224,448
New Zealand Dollars,
  expiring 11/15/96             10,000    7,037,060    7,065,085     (28,025)
Spanish Pesetas,
  expiring 11/25/96            900,000    7,014,262    7,048,329     (34,067)
Swedish Krona,
  expiring 11/25/96-1/15/97    120,818   18,297,304   18,396,850     (99,546)
Swiss Francs,
  expiring 1/06/97              22,905   18,373,161   18,258,087     115,074
                                                                    ---------
                                                                    $144,236


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1996.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments as well as foreign currency fluctuations. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of a counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains on investment and swap transactions.

At October 31, 1996, the Fund had outstanding currency and interest rate swap contracts with the following terms:

                                                          RATE TYPE
                                           -----------------------------------    UNREALIZED
    SWAP          NOTIONAL    TERMINATION    PAYMENTS MADE   PAYMENTS RECEIVED   APPRECIATION
COUNTERPARTY       AMOUNT         DATE        BY THE FUND       BY THE FUND     (DEPRECIATION)
------------  --------------  -----------  ----------------  -----------------  --------------
J.P. Morgan   DEM 15,000,000    8/17/97     Fixed - 5.225%   Floating - LIBOR*    $(155,558)
J.P. Morgan   DEM 7,000,000     8/17/00    Floating - LIBOR    Fixed - 6.33%        259,396
                                                                                  ----------
                                                                                  $ 103,838

*    London Interbank Offered Rate


At October 31, 1996, the cost of investments for federal income tax purposes was $160,931,133. Accordingly, gross unrealized appreciation of investments was $3,073,115 and gross unrealized depreciation of investments was $2,021,181, resulting in net unrealized appreciation of $1,051,934 (excluding foreign currency transactions). At October 31, 1996, the Fund had a capital loss carryfoward of $16,200,279 of which $1,403,394 expires in 2001, $8,740,976 expires in 2002, and $6,055,909 expires in the year 2003.

In addition, under certain conditions, the Fund may be able to use up to $7,984,508 of ACM Managed Multi-Market Trust, Inc.'s capital loss carryforward, which was acquired by the Fund on May 5, 1995.

NOTE E: BANK BORROWING
The Fund entered into a Multi-Currency Credit Agreement with Morgan Guaranty Trust Company of New York on November 18, 1994, which was terminated on August 6, 1996. The maximum credit available was $50,000,000 and required no collateralization. There was no loan outstanding during the year. The Fund was obligated to pay Morgan Guaranty a commitment fee computed at a rate of .1875 of 1% per annum on the unused daily portion of the revolving credit.


14



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold              302,988       305,681    $  2,125,120    $  2,874,213
Shares issued in
  reinvestment of
  dividends              223,790       260,742       1,567,466       1,837,650
Shares issued in
  connection with
  the acquisition
  of ACM Managed
  Multi-Market Trust          -0-   11,271,799              -0-     76,655,259
Shares converted
  from Class B           481,948            -0-      3,382,773              -0-
Shares redeemed       (2,745,589)   (7,101,609)    (19,157,166)    (48,938,183)
Net increase
  (decrease)          (1,736,863)    4,736,613    $(12,081,807)   $ 32,428,939

CLASS B
Shares sold              711,413       635,644    $  5,004,343    $  4,405,832
Shares issued in
  reinvestment of
  dividends              249,020       655,586       1,743,484       4,703,261
Shares converted
  to Class A            (481,948)           -0-     (3,382,773)             -0-
Shares redeemed       (5,315,003)  (13,315,785)    (37,147,265)    (94,453,615)
Net decrease          (4,836,518)  (12,024,555)   $(33,782,211)   $(85,344,522)

CLASS C
Shares sold               98,250        56,352    $    694,497    $    405,752
Shares issued in
  reinvestment of
  dividends                3,744         5,580          26,251          39,757
Shares redeemed          (68,091)     (102,739)       (474,925)       (729,817)
Net increase(decrease)    33,903       (40,807)   $    245,823    $   (284,308)


15



FINANCIAL HIGHLIGHTS                 ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                          CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $6.83        $8.04        $8.94        $8.85        $9.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .59(a)       .77(a)       .85         1.02         1.00
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .48        (1.31)       (1.08)        (.26)       (1.23)
Net increase (decrease) in net asset
  value from operations                         1.07         (.54)        (.23)         .76         (.23)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.67)          -0-        (.09)        (.67)        (.81)
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.02)
Tax return of capital                             -0-        (.67)        (.58)          -0-          -0-
Total dividends and distributions               (.67)        (.67)        (.67)        (.67)        (.83)
Net asset value, end of year                   $7.23        $6.83        $8.04        $8.94        $8.85

TOTAL RETURN
Total investment return based on net
  asset value(b)                               16.37%       (6.47)%      (2.64)%       9.01%       (2.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $68,776      $76,837      $52,385      $82,977     $141,526
Ratio to average net assets of:
  Expenses                                      1.64%        1.60%        1.41%        1.94%        2.53%
  Expenses, excluding interest expense(c)       1.60%        1.55%        1.30%        1.40%        1.33%
  Net investment income                         8.40%        8.56%        7.17%        9.17%       10.58%
Portfolio turnover rate                         2.15%         400%         605%         200%         239%


See footnote summary on page 18.


16



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $6.83        $8.04        $8.94        $8.85        $9.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .53(a)       .44(a)       .88          .92         1.04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .47        (1.05)       (1.18)        (.22)       (1.34)
Net increase (decrease) in net asset
  value from operations                         1.00         (.61)        (.30)         .70         (.30)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.60)          -0-        (.08)        (.61)        (.74)
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.02)
Tax return of capital                             -0-        (.60)        (.52)          -0-          -0-
Total dividends and distributions               (.60)        (.60)        (.60)        (.61)        (.76)
Net asset value, end of year                   $7.23        $6.83        $8.04        $8.94        $8.85

TOTAL RETURN
Total investment return based on net
  asset value(b)                               15.35%       (7.31)%      (3.35)%       8.25%       (3.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $88,427     $116,551     $233,896     $431,186     $701,465
Ratio to average net assets of:
  Expenses                                      2.35%        2.29%        2.11%        2.64%        3.24%
  Expenses, excluding interest expense(c)       2.31%        2.22%        2.01%        2.11%        2.05%
  Net investment income                         7.69%        7.53%        6.44%        8.46%        9.83%
Portfolio turnover rate                          215%         400%         605%         200%         239%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS C
                                            ----------------------------------------------------
                                                                                   MAY 3,1993(D)
                                                     YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------   OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $6.83        $8.04        $8.94        $8.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)       .44(a)       .46          .32
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .47        (1.04)        (.75)         .16
Net increase (decrease) in net asset
  value from operations                         1.01         (.60)        (.29)         .48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)          -0-        (.09)        (.30)
Distributions from net realized gains             -0-          -0-          -0-          -0-
Tax return of capital                             -0-        (.61)        (.52)          -0-
Total dividends and distributions               (.61)        (.61)        (.61)        (.30)
Net asset value, end of period                 $7.23        $6.83        $8.04        $8.94

TOTAL RETURN
Total investment return based on net
  asset value(b)                               15.36%       (7.29)%      (3.34)%       5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,076         $786       $1,252         $718
Ratio to average net assets of:
  Expenses                                      2.34%        2.29%        2.08%        2.44%(e)
  Expenses, excluding interest expense (c)      2.30%        2.24%        1.99%        2.11%(e)
  Net investment income                         7.62%        7.55%        6.10%        7.17%(e)
Portfolio turnover rate                          215%         400%         605%         200%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Interest expense includes commitment fees paid.

(d)  Commencement of distribution.

(e)  Annualized.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                 ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
New York, New York,
December 12, 1996


19



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21



ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASTAR